SCOUT
STOCK FUND


A no-load mutual fund
with primary emphasis
on long-term growth of
both capital and income.


Semiannual Report
December 31, 1997


TO THE SHAREHOLDERS

Scout Stock Fund earned a total return (price change and reinvested dividends) of 1.23% for the quarter ended December 31, 1997. By comparison, the unmanaged Standard & Poor's 500 Index earned 2.87% and the Lipper Growth Funds Index earned 0.67% for the same period.

Performance data contained in this report is for past periods only. Past performance is not indicative of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

On October 27, 1997, the U.S. equity markets - already nervous about the 10th anniversary of the October 1987 crash - fell sharply in response to major financial problems in Southeast Asia. The Dow Jones Industrial Average fell 554 points, a record single-day point loss, for a 7.2% decline. This was a smaller percentage than in 1987's crash and the decline was less significant overall because of record high stock values.

There was an initial sell-off, but the markets quickly recovered and most of the loss was regained in November. Equities again dipped in December and then finished the year with a strong rally in the final week.

The stocks of small and mid-sized companies did not recover as well as those of large companies. Market leadership narrowed again, after broadening in the third quarter to favor the small and mid-sized companies, as these well-known and very liquid stocks returned to the forefront. This shift meant that most stock funds, including the highly diversified, equally weighted Scout Stock Fund, had difficulty matching the performance for the quarter of the market capitalization weighted S&P 500.

Utilities and financial services were the best performing sectors during the quarter. Utility stocks rose dramatically, pushed up by industry restructuring, cheaper fossil fuels and low interest rates. The Fund is heavily weighted in utilities and profited from this market move. It is underweighted in financial services because of concerns about overvaluation due to a lack of revenue growth.

The poorest performing sectors were technology and energy. The Fund is dramatically underweighted in technology because of valuation concerns due to demand problems in Southeast Asia, overstated earnings estimates and intense competition.

The equity markets continued to benefit from mergers and acquisitions, which increased almost 50% over 1996, then a record year. Stock repurchase programs by major corporations also provided significant support as corporations used excess funds to buy their own stock rather than pay dividends.

This has helped drive the annual dividend yield of the S&P 500 down to 1.8%. Despite this, by pursuing value, the Fund has maintained a 2.4% annual dividend rate.

Economic fundamentals still appear strong going into 1998. However, valuations, especially of large company stocks, remain higher than corporate earnings seem to justify. We can expect even higher market volatility, which will test the self-discipline of investors whose expectations are too high. We believe the Fund, with its diversification, equal weighting and cash reserves, will perform well in this situation.

For the six months ended December 31, 1997, shareholders received an ordinary income dividend of $.22 per share, a short-term capital gain of $.04 per share and a long-term capital gain of $.70 per share.

For corporate shareholders, 80.14% of ordinary income distributions qualify for the corporate dividends received deduction.

We appreciate you as a valued shareholder of Scout Stock Fund and continually welcome your questions or comments.

Sincerely,

/S/David B. Anderson
David B. Anderson
UMB Investment Advisors

                                        TOP TEN EQUITY HOLDINGS
                                        Market          Percent
                                    Value (000's)       of Total
SBC Communications Inc.               $ 3,077           1.55%
Mapco, Inc.                             2,775           1.40%
International Business Machines Corp.   2,614           1.32%
Bob Evans Farms, Inc.                   2,544           1.28%
Lance, Inc.                             2,500           1.26%
Bristol-Myers Squibb Co.                2,271           1.15%
Mitchell Energy & Development           2,203           1.11%
Bassett Furniture Industries, Inc.      2,141           1.08%
Brush Wellman, Inc.                     2,083           1.05%
Archer-Daniels-Midland Co.              2,060           1.04%
Top 10 Equity Holdings Total:         $24,268          12.24%
NOTE: All market values based on 12/31/97 statement of assets.


PIE CHART - SECTOR DIVERSIFICATION
Basic Materials        13.0 %
Capital Goods           7.2 %
Consumer Cyclical       19.4%
Consumer Staples        17.8%
Energy                  10.2%
Financial                1.6%
Technology               7.4%
Transporation
 & Service               4.0%
Utilities               19.4%


Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC"). These shares involve investment risks, including the possible loss of the principal invested.


FINANCIAL STATEMENTS
Statement of Net Assets
December 31, 1997 (unaudited)

                                                                        Market
        Shares  Company                                                 Value

COMMON STOCKS - 80.25%
Basic Materials - 10.42%
        85,000  Brush Wellman, Inc.                             $    2,082,500
        20,000  Carpenter Technology Corp.                             961,250
        12,000  Corning, Inc.                                          445,500
        65,000  Cyprus Amax Minerals Co.                               999,375
        10,000  duPont (E.I.) deNemours & Co.                          600,625
        25,000  Eastman Chemical Co.                                 1,489,063
       100,000  Engelhard Corp.                                      1,737,500
         7,000  Georgia Pacific Corp.                                  425,250
         7,000  Georgia Pacific Corp., Timber Group                    158,812
         7,000  Hercules, Inc.                                         350,438
        35,000  International Paper Co.                              1,509,375
        50,000  Mallinckrodt Group, Inc.                             1,900,000
        48,000  Nalco Chemical Co.                                   1,899,000
        10,000  Rohm & Haas Co.                                        957,500
        27,000  Union Camp Corp.                                     1,449,562
        35,000  Weyerhaeuser Co.                                     1,717,187
       100,000  Worthington Industries, Inc.                         1,650,000
                                                                    20,332,937
Capital Goods - 5.78%
        40,000  Aeroquip-Vickers, Inc.                               1,962,500
        50,000  Browning Ferris Industries, Inc.                     1,850,000
       125,000  Calgon Carbon Corp.                                  1,343,750
        33,000  Cooper Industries, Inc.                              1,617,000
         7,000  Deere & Co.                                            408,187
         2,500  Fluor Corp.                                             93,438
        15,000  Global Industries Technologies, Inc.                   254,062
        15,000  Grainger (W.W.), Inc.                                1,457,813
            53  Morrison Knudsen Warrants                                  152
        40,000  Snap-On, Inc.                                        1,745,000
        20,000  Waste Management International PLC                     550,000
                                                                    11,281,902
Consumer Cyclical - 15.57%
        50,000  American Greetings Corp.                             1,956,250
        34,216  Ascent Entertainment Group                             354,991
        71,375  Bassett Furniture Industries, Inc.                   2,141,250
        20,000  Black & Decker Corp.                                   781,250
        40,000  Block (H&R), Inc.                                    1,792,500
        40,000  Brown Group, Inc.                                      532,500
        20,000  Cognizant Corp.                                        891,250
        50,000  Dillards Inc.                                        1,762,500
        45,000  Donnelley (R.R.) & Sons Co.                          1,676,250
        28,000  Dun & Bradstreet                                       866,250
         7,000  Ford Motor Co.                                         340,812
        14,000  Gannett Co., Inc.                                      865,375
        18,000  General Motors Corp.                                 1,091,250
        40,000  Genuine Parts Co.                                    1,357,500
        40,000  Hillenbrand Industries, Inc.                         2,047,500
        50,000  Limited,  Inc.                                       1,275,000
        22,000  Masco Corp.                                          1,119,250
        10,000  May Department Stores Co.                              526,875
        15,000  Media General Inc., Class A                            627,187
        25,000  Mercantile Stores Co., Inc.                          1,521,875
        25,000  Penney (J.C.) & Co., Inc.                            1,507,813
        20,000  Pharmacia & Upjohn Inc.                                732,500
        25,000  Readers Digest Assc. `A'                               590,625
        90,000  Sensormatic Electronics Corp.                        1,479,375
       120,000  Stride Rite Corp.                                    1,440,000
        20,000  Toys `R' Us, Inc.                                      628,750
        16,000  US West Media Group                                    462,000
                                                                    30,368,678
Consumer Staples - 14.27%
        12,000  Abbott Laboratories                                    786,750
        60,000  Alza Corp.                                           1,908,750
        12,000  American Home Products, Corp.                          918,000
        10,000  Anheuser-Busch Companies, Inc.                         440,000
        95,000  Archer-Daniels-Midland Co.                           2,060,312
        50,000  Bard (C.R.), Inc.                                    1,565,625
       115,000  Bob Evans Farms, Inc.                                2,544,375
       100,000  Brinker International                                1,600,000
        24,000  Bristol-Myers Squibb Co.                             2,271,000
        25,000  Covance Inc.                                           496,875
         3,000  Crescendo Pharmaceuticals Class A                       34,688
        70,000  Darden Restaurants, Inc.                               875,000
        10,000  Eastman Kodak Co.                                      608,125
        30,000  Heinz H.J. Co.                                       1,524,375
        38,000  International Flavors & Fragrances, Inc.             1,957,000
        15,000  Kimberly Clark Corp.                                   739,687
        95,000  Lance, Inc.                                          2,499,688
        18,000  Merck & Co., Inc.                                    1,912,500
        70,000  Mylan Laboratories, Inc.                             1,465,625
        65,000  Rubbermaid, Inc.                                     1,625,000
                                                                    27,833,375
Energy - 8.22%
        12,000  Amoco Corp.                                          1,021,500
        17,000  Atlantic Richfield Co.                               1,362,125
        32,000  Baker Hughes, Inc.                                   1,396,000
        30,000  Dresser Industries, Inc.                             1,258,125
        30,000  Halliburton Co.                                      1,558,125
        25,000  Kerr-McGee Corp.                                     1,582,813
        75,000  Mitchell Energy & Development                        2,203,125
        25,000  Phillips Petroleum Co.                               1,215,625
        15,000  Schlumberger Limited                                 1,207,500
        50,000  Union Pacific Resources Group, Inc.                  1,212,500
        60,000  USX-Marathon Group                                   2,025,000
                                                                    16,042,438
Financial - 1.25%
         7,500  AON Corp.                                              439,688
        10,000  First Chicago NBD Corp.                                835,000
        25,000  Liberty Corp. S.C.                                   1,168,750
                                                                     2,443,438
Technology - 5.91%
         6,300  AMP, Inc.                                              264,600
        50,000  Apple Computer, Inc.                                   656,250
        15,000  Boeing Co.                                             734,062
        35,000  Digital Equipment Corp.                              1,295,000
        15,000  Electronic Data Systems Corp.                          659,063
        25,000  International Business Machines Corp.                2,614,062
         5,000  Lucent Technologies, Inc.                              399,375
        30,000  Motorola, Inc.                                       1,711,875
        60,000  Novell, Inc.                                           450,000
        20,000  Perkin-Elmer Corp.                                   1,421,250
         1,148  Raytheon Co Class A                                     56,604
        15,000  Telxon Corp.                                           358,125
        20,000  Texas Instruments, Inc.                                900,000
                                                                    11,520,266
Transportation & Services - 3.20%
        30,000  Caliber Systems, Inc.           $                    1,460,625
        40,000  CNF Transportation, Inc.                             1,535,000
        20,000  Consolidated Freightways Corp.                         272,500
         8,000  CSX Corp.                                              432,000
        15,000  Norfolk Southern Corp.                                 462,187
         7,500  Roadway Express Inc.                                   165,938
        52,500  Southwest Airlines Co.                               1,292,812
        10,000  Union Pacific Corp.                                    624,375
                                                                     6,245,437
Utilities - 15.63%
        28,000  AT&T Corp.                                           1,715,000
        18,000  Bell Atlantic Corp.                                  1,638,000
        32,000  Bell South Corp.                                     1,802,000
        50,000  Central & South West Corp.                           1,353,125
        70,000  Comsat Corp.                                         1,697,500
        40,000  Dominion Resources Inc. VA                           1,702,500
        10,000  Duke Energy Corp.                                      553,750
        60,000  Entergy Corp.                                        1,796,250
        50,000  Florida Progress Corp.                               1,962,500
        15,000  GTE Corp.                                              783,750
        60,000  Mapco, Inc.                                          2,775,000
        75,000  Niagara Mohawk Power Corp.                             787,500
        42,000  SBC Communications, Inc.                             3,076,500
        50,000  Scana Corp.                                          1,496,875
        40,000  Texas Utilities Co.                                  1,662,500
        32,000  U.S. West Communication Group                        1,444,000
        65,000  Unicom Corp.                                         1,998,750
        45,000  Union Electric Co.                                   1,946,250
        10,000  Wisconsin Energy Corp.                                 287,500
                                                                    30,479,250
TOTAL COMMON STOCKS - 80.25%                                       156,547,721

        Face                                                            Market
        Amount  Description                                             Value

CONVERTIBLE CORPORATE BONDS - 1.14%
$      700,000  Masco Corp.,
                Cv. Sub. Deb.,
                5.25%, due February 15, 2012                           842,625
       500,000  Telxon Corp.,
                Cv. Sub. Deb.,
                7.50%, due June 1, 2012                                530,000
     1,000,000  WMX Technologies, Inc.,
                Cv. Sub. Notes,
                2.00%, due January 24, 2005                            852,500
TOTAL CONVERTIBLE CORPORATE BONDS - 1.14%                            2,225,125

SHORT-TERM CORPORATE NOTES - 14.81%
     1,500,000  American Tel. & Telegraph,
                5.54%, due January 5, 1998                           1,498,846
     1,500,000  American Tel. & Telegraph,
                5.68%, due January 16, 1998                          1,496,213
     1,500,000  American Tel. & Telegraph,
                5.72%, due January 28, 1998                          1,493,327
     1,500,000  Anheuser-Busch Cos. Inc.,
                5.68%, due January 9, 1998                           1,497,870
     1,000,000  Bell Atlantic Network Funding,
                5.85%, due January 13, 1998                            997,887
     1,000,000  BP America,
                5.87%, due January 20, 1998                            996,739
     1,500,000  Disney Walt Co.,
                5.65%, due February 13, 1998                         1,489,642
     1,500,000  duPont (E.I.) deNemours & Co.,
                5.63%, due March 20, 1998                            1,481,468
     1,500,000  Dun & Bradstreet Corp.,
                5.78%, due January 21, 1998                          1,494,942
     1,500,000  Emerson Electric Co.,
                5.63%, due January 29, 1998                          1,493,197
     1,500,000  Emerson Electric Co.,
                5.75%, due February 10, 1998                         1,490,177
     1,500,000  Engelhard Corp.,
                5.72%, due February 3, 1998                          1,491,897
     1,500,000  General Mills Inc.,
                5.77%, due January 5, 1998                           1,498,798
     1,500,000  Kimberly-Clark Corp.,
                5.73%, due January 23, 1998                          1,494,509
     1,500,000  Monsanto Co.,
                5.68%, due January 7, 1998                           1,498,343
     1,500,000  Monsanto Co.,
                5.68%, due January 20, 1998                          1,495,267
     1,500,000  Nalco Chemical Co.,
                6.00%, due January 12, 1998                          1,497,000
     1,500,000  Penney's (J.C.) Co.,
                5.78%, due January 13, 1998                          1,496,869
     1,000,000  Proctor & Gamble Co.,
                5.62%, due January 14, 1998                            997,814
     1,000,000  Progress Capital Co.,
                5.74%, due January 6, 1998                             999,043
     1,000,000  Wisconsin Electric Power Co.,
                5.77%, due January 16, 1998                            997,436
TOTAL SHORT-TERM CORPORATE NOTES - 14.81%                            28,897,284

GOVERNMENT SPONSORED ENTERPRISES - 4.57%
$    1,000,000  Federal Home Loan Mortgage Corp.
                Discount Notes, 5.48%, due February 11, 1998           993,607
     2,000,000  Federal National Mortgage Assn.
                Discount Notes, 5.41%, due January 15, 1998          1,995,492
     2,000,000  Federal National Mortgage Assn.
                Discount Notes, 5.38%, due January 30, 1998          1,991,033
     2,000,000  Federal National Mortgage Assn.
                Discount Notes, 5.60%, due March 13, 1998            1,977,600
     2,000,000  Federal National Mortgage Assn.
                Discount Notes, 5.43%, due April 29, 1998            1,964,102
TOTAL GOVERNMENT SPONSORED ENTERPRISES - 4.57%                       8,921,834

REPURCHASE AGREEMENT - 0.89%
     1,740,000  Northern Trust Co.,
                 6.40%, due January 2, 1998,
                 (Collateralized by U.S. Treasury Notes,
                 5.875%, due February 28, 1999)                      1,740,000

TOTAL INVESTMENTS - 101.66%                                     $  198,331,964

Other assets less liabilities - (1.66%)                            (3,257,172)

TOTAL NET ASSETS - 100.00%
 (equivalent to $19.01 per share;
 20,000,000 shares of $1.00 par value
 capital shares authorized;
 10,260,208 shares outstanding)                                 $  195,074,792

See accompanying Notes to Financial Statements.


Statement of Assets and Liabilities
December 31, 1997 (unaudited)

ASSETS:
  Investment securities, at market value
    (identified cost $154,054,622)                              $  198,331,964
    Cash                                                           (3,550,482)
    Dividends receivable                                               267,841
    Interest receivable                                                 25,469
      Total assets                                                 195,074,792

LIABILITIES AND NET ASSETS:
  Payable for investments purchased                                     -
      Total liabilities                                                 -
NET ASSETS                                                      $  195,074,792

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in surplus of capital)        $  149,773,851
  Accumulated undistributed income:
    Undistributed net investment income                                185,226
    Accumulated net realized gain on investment transactions           838,373
  Net unrealized appreciation in value of investments               44,277,342

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                     $  195,074,792

Capital shares, $1.00 par value
  Authorized                                                        20,000,000
  Outstanding                                                       10,260,208

NET ASSET VALUE PER SHARE                                       $        19.01

See accompanying Notes to Financial Statements.


Statement of Operations
Six months ended December 31, 1997 (unaudited)

INVESTMENT INCOME:
  Income:
    Dividends                                                   $    1,837,132
    Interest                                                         1,096,119
                                                                     2,933,251
  Expenses:
    Management fees (Note 3)                                           828,755
    Registration fees and other expenses                                 9,967
                                                                       838,722
      Net investment income                                          2,094,529

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 1):
  Realized gain from investment transactions
   (excluding commercial paper and repurchase agreements):
    Proceeds from sales of investments                              12,064,952
    Cost of investments sold                                         6,694,547
      Net realized gain from investment transactions                 5,370,405
  Unrealized appreciation on investments:
    Beginning of period                                             34,960,809
    End of period                                                   44,277,342
      Increase in net unrealized appreciation on investments         9,316,533
      Net gain on investments                                       14,686,938
      Increase in net assets resulting from operations          $   16,781,467

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets

                                                                Six Months Ended
                                                                December 31, 1997      Year Ended
                                                                (unaudited)            June 30, 1997
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                         $    2,094,529               $   4,422,675
  Net realized gain from investment activities                       5,370,405                   9,085,325
  Increase (decrease) in net unrealized appreciation
    on investments                                                   9,316,533                  14,399,084
    Net increase in net assets resulting from operations            16,781,467                  27,907,084
Net equalization included in the price of shares issued
  and redeemed                                                        (11,244)                    (19,833)

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                                            (2,201,713)                 (4,357,197)
  Net realized gain from investment transactions                   (7,378,576)                 (6,144,230)
    Total distributions to shareholders                            (9,580,289)                (10,501,427)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 946,074 and 1,686,751 shares sold                   18,011,154                  28,261,940
  Net asset value of 100,485 and 453,543 shares
    issued for reinvestment of distributions                         1,865,003                   8,013,036
                                                                    19,876,157                  36,274,976
  Cost of 1,300,538 and 1,866,291 shares redeemed                 (24,670,645)                (31,878,538)
    Net increase from capital share transactions                   (4,794,488)                   4,396,438
      Total increase in net assets                                   2,395,446                  21,782,262

NET ASSETS:
  Beginning of period                                              192,679,346                 170,897,084
  End of period (including undistributed
    net investment income of $63,616 and
    $303,406, respectively)                                     $  195,074,792              $  192,679,346
*Distributions to shareholders:
  Income dividends per share                                    $         .22               $          .42
  Capital gains per share                                       $         .739              $          .60

See accompanying Notes to Financial Statements.


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investments - Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the year or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal and State Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required.

Equalization - The Fund uses the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the six months ended December 31, 1997 (excluding commercial paper, repurchase agreements and short-term securities), were as follows:

                                Other than
                                U.S. Government         U.S. Government
                                Securities              Securities
Purchases                   $    6,220,065              $  -
Proceeds from sales             12,064,952                 -

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment adviser and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholders accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the Fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that they are sufficient to protect the Fund in the event of default by the seller.

This report has been prepared for the information of the Shareholders of Scout Stock Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.



BOARD OF DIRECTORS
AND OFFICERS

Board of Directors
 Larry D. Armel
 William E. Hoffman, D.D.S.
 Eric T. Jager
 Stephen F. Rose
 Stuart Wien

Officers
 Larry D. Armel, President
 P. Bradley Adams, Vice President & Treasurer
 Michael A. Brummel, Vice President
 Martin A. Cramer, Vice President & Secretary
 John G. Dyer, Vice President
 Constance E. Martin, Vice President

Investment Counsel
 UMB Bank, n.a., Kansas City, Missouri

Auditors
 Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
 Stradley, Ronon, Stevens & Young,
 Philadelphia, Pennsylvania
 John G. Dyer, Kansas City, Missouri

Custodian
 UMB Bank, n.a., Kansas City, Missouri


JONES & BABSON
MUTUAL FUNDS

P.O. Box 410498
Kansas City, MO 64141-0498

TOLL-FREE 1-800-996-2862
www.umb.com